                                                  **   CERTAIN CONFIDENTIAL
                                                  MATERIAL CONTAINED IN THIS
                                                  DOCUMENT HAS BEEN OMITTED AND
                                                  FILED SEPARATELY WITH THE
                                                  SECURITIES AND EXCHANGE
                                                  COMMISSION PURSUANT TO RULE
                                                  406 OF THE SECURITIES ACT OF
                                                  1933, AS AMENDED.

                                                                  EXHIBIT 10.13A

                         WEBSITE ADVERTISING AGREEMENT



     THIS WEBSITE ADVERTISING AGREEMENT (the "AGREEMENT") is made as of March 31, 1999, by and between USA.NET, Inc., a Delaware corporation ("WEB HOST"), and Egghead.com, a Washington corporation ("ADVERTISER"), for the purpose of providing Advertiser with advertising space on Web Host's Net@ddress website (the "WEBSITE"). In the event that an advertising agent is executing this Agreement on behalf of Advertiser, such party executing this Agreement as an agent shall be jointly and severally responsible for all amounts owed hereunder.

1.   DELIVERY OF AD.

     Advertiser will be solely responsible for, and will deliver to Web Host, Advertiser's content for display on the Website (each delivery is an "AD"). The Ad will be displayed on the Website and will be an active hypertext link. Web Host may, in its sole discretion, refuse to display an Ad or may remove an Ad or accompanying hypertext link as it deems. All ads must meet the Technical Specifications outlined in Exhibit A.

2.   FEES; IMPRESSIONS.

     2.1 FEE AND IMPRESSION SCHEDULE. Advertiser shall pay Web Host advertising fees, and Web Host shall use commercially reasonable efforts to deliver banner impressions, button impressions, logout page transfers and inbox direct signups, according to the following monthly schedule (the "Schedule"):

  BANNER          BUTTON             EMAILS           MARKETPLACE          LOGOUT             LOGOUT           TOTAL COST
IMPRESSIONS     IMPRESSIONS                                              MARKETPLACE
-----------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
 [   **   ]        [   **   ]             [ ** ]        [   **   ]           [  **   ]          [  **   ]    $        [ ** ]
-----------   ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

     2.2 PAYMENT; TAXES. Advertiser shall pay the advertising fees set forth in the Schedule within thirty (30) days after receipt of the invoice. Such fees are exclusive of, and Advertiser shall pay, all sales, use, excise and other taxes which may be levied upon either party in connection with this Agreement or on activities occurring on the Website, except for taxes based on Web Host's net income.

     2.3 IMPRESSION DELIVERY. In the event Web Host delivers fewer banner impressions, button impressions, logout page transfers or inbox direct signups during any month than is required in the Schedule, Web Host shall deliver, in the subsequent month, in addition to the number of banner impressions, button impressions, logout page transfers and inbox direct signups specified in the Schedule for such subsequent month, the number of banner impressions, button impressions, logout page transfers and inbox direct signups by which it fell short during the previous month (the "ADDITIONAL IMPRESSIONS"). If Web Host fails to deliver the Additional Impressions during such subsequent month, then the advertising fee due for such subsequent month shall be decreased proportionately.

3.   REPORTS.

     Within fifteen (15) days following the end of each calendar month, Web Host shall invoice Advertiser for the fees due for such month. Each invoice will be accompanied by a report detailing the number of (i) banner impressions,
(ii) button impressions, (iii) logout page transfers and (iv) inbox direct signups received for each Ad during such month (each a "REPORT"). Advertiser acknowledges and agrees that information in any such Report will represent historical data only, and will not be a guarantee of the number of banner impressions, button impressions, logout page transfers or inbox direct signups that will be received by Advertiser in the future.

4.   LICENSE.

     4.1 AD LICENSE. For the term of this Agreement, Advertiser hereby grants to Web Host a non-exclusive, royalty-free, worldwide license to reproduce, distribute, create derivative works of, publicly perform, publicly display and digitally perform the Ad on or in conjunction with the Website. Web Host may make a reasonable number of archival or back-up copies of the Ad. Title to and ownership of all intellectual property rights of the Ad shall remain with Advertiser or its third party licensors.

     4.2 TRADEMARKS. Neither party may use the other party's trademarks, service marks, trade names, logos, or other commercial or product designations (collectively, "MARKS") for any purpose whatsoever without the prior written consent of the other party. Notwithstanding the foregoing, Advertiser hereby grants to Web Host a non-exclusive, nontransferable, royalty-free, worldwide license to use Advertiser's Marks on the Website for the purposes of marketing, promotion, and content directories or indexes, and in electronic or printed advertising, publicity, press releases, newsletters and mailings about the Website or Web Host.

5.   ADVERTISER REPRESENTATION AND WARRANTIES.

     Advertiser is solely responsible for any legal liability arising out of or relating to the Ad and any material to which users can link through the Ad. Advertiser represents and warrants that no Ad will: (a) infringe on any third party's copyright, patent, trademark, trade secret

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

or other proprietary rights or right of publicity or privacy; (b) violate any law, statute, ordinance or regulation, including without limitation the laws and regulations governing export control; (c) be defamatory or trade libelous;
(d) be pornographic or obscene; (e) violate any laws regarding unfair competition, antidiscrimination or false advertising, or (e) contain viruses, trojan horses, worms, time bombs, cancelbots or other similar harmful or deleterious programming routines. Advertiser agrees to defend, indemnify and hold harmless Web Host and its directors, officers, agents and employees for any and all losses, costs, liabilities or expenses (including without limitation reasonable attorneys' and expert witnesses' fees) incurred or arising from (a) any breach of the foregoing representations and warranties,
(b) any claim arising from the sale or license of Advertiser's goods or services, or (c) any other act, omission or misrepresentation by Advertiser. Web Host may participate in the defense at its expense.

6.   DISCLAIMER OF WARRANTIES.

     Web Host provides the Website and all services performed hereunder "AS IS" and without any warranty of any kind. Web Host does not guarantee continuous or uninterrupted display or distribution of the Ad. In the event of interruption of display or distribution of the Ad, Web Host's sole obligation shall be to restore service as soon as reasonably possible.

7.   LIMITATIONS ON LIABILITY.

     IN NO EVENT SHALL WEB HOST BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO SUCH DAMAGES ARISING FROM BREACH OF CONTRACT OR WARRANTY OR FROM NEGLIGENCE OR STRICT LIABILITY), OR FOR INTERRUPTED COMMUNICATIONS, LOSS OF USE, LOST BUSINESS, LOST DATA OR LOST PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. UNDER NO CIRCUMSTANCES SHALL WEB HOST BE LIABLE TO ADVERTISER OR ANY THIRD PARTIES FOR AN AMOUNT GREATER THAN THE AMOUNTS RECEIVED FOR THE SPECIFIC AD GIVING RISE TO LIABILITY.

8.   TERM AND TERMINATION.

     The term of this Agreement shall commence on April 1, 1999 and shall continue for a period of twelve (12) months thereafter (the "TERM"); provided, however, that in the event Web Host fails to deliver the number of banner impressions, button impressions, logout page transfers or inbox direct signups during March 2000 specified in the Schedule, Web Host shall have thirty (30) days after the end of the Term to deliver the required Additional Impressions.
Either party may terminate this Agreement upon [      **     ] written notice,
with or without cause. Additionally, Web Host may, by providing written notice, terminate this Agreement immediately if the monthly fees are not paid when due. Sections 5, 6, 7, 8, 9, 10 and 11, and any obligations of any advertising agent, shall survive termination of this Agreement.

9.   GOVERNING LAW.

     This Agreement will be governed and construed in accordance with the laws of the State of Washington without giving effect to principles of conflict of laws.

10.  ENTIRE AGREEMENT.

     This Agreement, including Exhibit A attached hereto, sets forth the entire understanding and agreement of the parties and supersedes any and all oral or written agreements or understandings between the parties as to the subject matter of this Agreement. This Agreement may be modified only by a writing signed by both parties.

11.  GENERAL.

     If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. This Agreement may not be assigned by Advertiser without Web Host's prior written consent and any such attempted assignment shall be void and of no effect. The parties' rights and obligations will bind and inure to the benefit of their respective successors, heirs, executors and administrators and permitted assigns. Web Host may subcontract all or a portion of its responsibilities hereunder. The parties to this Agreement are independent contractors, and no agency, partnership, joint venture or employee-employer relationship is intended or created by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


WEB HOST:                                ADVERTISER:

By: /s/ STEVEN A. SUSLOW                 By: /s/ JON BRODEUR
   ------------------------------------     -----------------------------------
Title: Vice President of Media Sales     Title: Chief Marketing Officer
      ---------------------------------        --------------------------------
Address: 1155 Kelly Johnson Blvd., #400  Address: 521 SE Chaklor Drive
        -------------------------------          ------------------------------
         Colorado Springs, CO 80920               Vancouver, WA 98683
        -------------------------------          ------------------------------

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

                                   EXHIBIT A

                            TECHNICAL SPECIFICATIONS

Run of Site Banner Ad Rotation:            468 x 60, 15k maximum file size

Button Ad Placement on Navigation Bar:     100 x 110, 10k maximum file size

Log-out Screen Jump page Placement:        [   **  ]

Opt-In Email Program:                      [             **                ]

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

                         WEBSITE ADVERTISING AGREEMENT



         THIS WEBSITE ADVERTISING AGREEMENT (the "AGREEMENT") is made as of March 31, 1999, by and between USA.NET, Inc., a Delaware corporation ("WEB HOST"), and Egghead.com, a Washington corporation ("ADVERTISER"), for the purpose of providing Advertiser with advertising space on Web Host's Netscape WebMail website (the "WEBSITE"). In the event that an advertising agent is executing this Agreement on behalf of Advertiser, such party executing this Agreement as an agent shall be jointly and severally responsible for all amounts owed hereunder.


1.       DELIVERY OF AD.


         Advertiser will be solely responsible for, and will deliver to Web Host, Advertiser's content for display on the Website (each delivery is an "AD"). The Ad will be displayed on the Website and will be an active hypertext link. Web Host may, in its sole discretion, refuse to display an Ad or may remove an Ad or accompanying hypertext link as it deems. All ads must meet the Technical Specifications outlined in Exhibit A.


2.       FEES; IMPRESSIONS.


         2.1 FEE AND IMPRESSION SCHEDULE. Advertiser shall pay Web Host advertising fees, and Web Host shall use commercially reasonable efforts to deliver banner impressions, button impressions, logout page transfers and inbox direct signups, according to the following monthly schedule (the "SCHEDULE"):


------------------------------------------------------------------------------------
     BANNER            BUTTON           EMAILS           LOGOUT        TOTAL COST
   IMPRESSIONS       IMPRESSIONS
------------------------------------------------------------------------------------
   [   **   ]         [   **   ]        [ ** ]           [  ** ]        $ [ ** ]
------------------------------------------------------------------------------------


         2.2 PAYMENT; TAXES. Advertiser shall pay the advertising fees set forth in the Schedule within thirty (30) days after receipt of the invoice. Such fees are exclusive of, and Advertiser shall pay, all sales, use, excise and other taxes which may be levied upon either party in connection with this Agreement or on activities occurring on the Website, except for taxes based on Web Host's net income.


         2.3 IMPRESSION DELIVERY. In the event Web Host delivers fewer banner impressions, button impressions, logout page transfers or inbox direct signups during any month than is required in the Schedule, Web Host shall deliver, in the subsequent month, in addition to the number of banner impressions, button impressions, logout page transfers and inbox direct signups specified in the Schedule for such subsequent month, the number of banner impressions, button impressions, logout page transfers and inbox direct signups by which it fell short during the previous month (the "ADDITIONAL IMPRESSIONS"). If Web Host fails to deliver the Additional Impressions during such subsequent month, then the advertising fee due for such subsequent month shall be decreased proportionately.


3.       REPORTS.


         Within fifteen (15) days following the end of each calendar month, Web Host shall invoice Advertiser for the fees due for such month. Each invoice will be accompanied by a report detailing the number of (i) banner impressions,
(ii) button impressions, (iii) logout page transfers and (iv) inbox direct signups received for each Ad during such month (each a "REPORT"). Advertiser acknowledges and agrees that information in any such Report will represent historical data only, and will not be a guarantee of the number of banner impressions, button impressions, logout page transfers or inbox direct signups that will be received by Advertiser in the future.


4.       LICENSE.


         4.1 AD LICENSE. For the term of this Agreement, Advertiser hereby grants to Web Host a non-exclusive, royalty-free, worldwide license to reproduce, distribute, create derivative works of, publicly perform, publicly display and digitally perform the Ad on or in conjunction with the Website. Web Host may make a reasonable number of archival or back-up copies of the Ad. Title to and ownership of all intellectual property rights of the Ad shall remain with Advertiser or its third party licensors.


         4.2 TRADEMARKS. Neither party may use the other party's trademarks, service marks, trade names, logos, or other commercial or product designations (collectively, "MARKS") for any purpose whatsoever without the prior written consent of the other party. Notwithstanding the foregoing, Advertiser hereby grants to Web Host a non-exclusive, nontransferable, royalty-free, worldwide license to use Advertiser's Marks on the Website for the purposes of marketing, promotion, and content directories or indexes, and in electronic or printed advertising, publicity, press releases, newsletters and mailings about the Website or Web Host.


5.       ADVERTISER REPRESENTATION AND WARRANTIES.


         Advertiser is solely responsible for any legal liability arising out of or relating to the Ad and any material to which users can link through the Ad. Advertiser represents and warrants that no Ad will: (a) infringe on any third party's copyright, patent, trademark, trade secret

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

or other proprietary rights or right of publicity or privacy; (b) violate any law, statute, ordinance or regulation, including without limitation the laws and regulations governing export control; (c) be defamatory or trade libelous;
(d) be pornographic or obscene; (e) violate any laws regarding unfair competition, antidiscrimination or false advertising, or (e) contain viruses, trojan horses, worms, time bombs, cancelbots or other similar harmful or deleterious programming routines. Advertiser agrees to defend, indemnify and hold harmless Web Host and its directors, officers, agents and employees for any and all losses, costs, liabilities or expenses (including without limitation reasonable attorneys' and expert witnesses' fees) incurred or arising from (a) any breach of the foregoing representations and warranties,
(b) any claim arising from the sale or license of Advertiser's goods or services, or (c) any other act, omission or misrepresentation by Advertiser. Web Host may participate in the defense at its expense.


6.       DISCLAIMER OF WARRANTIES.


         Web Host provides the Website and all services performed hereunder "AS IS" and without any warranty of any kind. Web Host does not guarantee continuous or uninterrupted display or distribution of the Ad. In the event of interruption of display or distribution of the Ad, Web Host's sole obligation shall be to restore service as soon as reasonably possible.


7.       LIMITATIONS ON LIABILITY.


         IN NO EVENT SHALL WEB HOST BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO SUCH DAMAGES ARISING FROM BREACH OF CONTRACT OR WARRANTY OR FROM NEGLIGENCE OR STRICT LIABILITY), OR FOR INTERRUPTED COMMUNICATIONS, LOSS OF USE, LOST BUSINESS, LOST DATA OR LOST PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. UNDER NO CIRCUMSTANCES SHALL WEB HOST BE LIABLE TO ADVERTISER OR ANY THIRD PARTIES FOR AN AMOUNT GREATER THAN THE AMOUNTS RECEIVED FOR THE SPECIFIC AD GIVING RISE TO LIABILITY.


8.       TERM AND TERMINATION.


         The term of this Agreement shall commence on April 1, 1999 and shall continue for a period of twelve (12) months thereafter (the "TERM"); provided, however, that in the event Web Host fails to deliver the number of banner impressions, button impressions, logout page transfers or inbox direct signups during March 2000 specified in the Schedule, Web Host shall have thirty (30) days after the end of the Term to deliver the required Additional Impressions.
Either party may terminate this Agreement upon [      **     ] written notice,
with or without cause. Additionally, Web Host may, by providing written notice, terminate this Agreement immediately if the monthly fees are not paid when due. Sections 5, 6, 7, 8, 9, 10 and 11, and any obligations of any advertising agent, shall survive termination of this Agreement.


9.       GOVERNING LAW.


         This Agreement will be governed and construed in accordance with the laws of the State of Washington without giving effect to principles of conflict of laws.


10.      ENTIRE AGREEMENT.


         This Agreement, including Exhibit A attached hereto, sets forth the entire understanding and agreement of the parties and supersedes any and all oral or written agreements or understandings between the parties as to the subject matter of this Agreement. This Agreement may be modified only by a writing signed by both parties.


11.      GENERAL.


         If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. This Agreement may not be assigned by Advertiser without Web Host's prior written consent and any such attempted assignment shall be void and of no effect. The parties' rights and obligations will bind and inure to the benefit of their respective successors, heirs, executors and administrators and permitted assigns. Web Host may subcontract all or a portion of its responsibilities hereunder. The parties to this Agreement are independent contractors, and no agency, partnership, joint venture or employee-employer relationship is intended or created by this Agreement.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


WEB HOST:                                 ADVERTISER:

By:  /s/ STEVEN A. SUSLOW                 By:  /s/ JON BRODEUR
    ------------------------------------     -----------------------------

Title:  Vice President of Media Sales     Title:  Chief Marketing Officer
       ---------------------------------        --------------------------------

Address:  1155 Kelly Johnson Blvd., #400  Address:  521 SE Chaklor Drive
         -------------------------------          ------------------------------
          Colorado Springs, CO 80920               Vancouver, WA 98683
         -------------------------------          ------------------------------

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

                                   EXHIBIT A


                            TECHNICAL SPECIFICATIONS





Run of Site Banner Ad Rotation:              468 x 60, 15k maximum file size


Button Ad Placement on Navigation Bar:       100 x 110, 10k maximum file size


Log-out Screen Jump page Placement:          [  **   ]


Opt-In Email Program:                        [                  **                    ]

** INDICATES CONFIDENTIAL TREATMENT REQUESTED.

                                       i